Taxation	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Taxation
Taxation

Income taxes consist of the following:

	Year ended December 31
(In US$ millions)	2015	2014	2013
Current tax expense:
Bermuda	—	—	—
Foreign	177	23	200
Deferred tax expense/(benefit):
Bermuda	—	—	—
Foreign	31	(4)	(50)
Tax related to internal sale of assets in subsidiary, amortized for group purposes	—	—	4
Total tax expense	208	19	154
Effective tax rate	(38.4)%	0.5%	5.2%

The effective tax rate for the twelve months ended December 31, 2015 is -38.4% as compared to a rate for 2014 of 0.5%.  This means that we continue to pay tax on local operations but reported an overall loss before tax inclusive of discrete items.  The negative rate reflects no tax relief on the impairments or the derivative loss, as well as no tax chargeable on the disposal gains.  This is due to these items largely falling within the zero tax rate Bermuda companies. This is in comparison to 2014 where there was a prior year tax benefit related to the release of an uncertain tax position.

The Company, including its subsidiaries, is taxable in several jurisdictions based on its rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction. Thus, the Company may pay tax within some jurisdictions even though it might have losses in others.

The income taxes for the years ended December 31 2015, 2014 and 2013 differed from the amount computed by applying the Bermudan statutory income tax rate of 0% as follows:

	Year ended December 31
(In US$ millions)	2015	2014	2013
Income taxes at statutory rate	—	—	—
Effect of transfers to new tax jurisdictions	—	—	4
Effect of change on uncertain tax positions relating to prior year	—	(85)	(7)
Effect of unremitted earnings of subsidiaries	38	—	—
Effect of taxable income in various countries	170	104	157
Total tax expense	208	19	154

Deferred Income Taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. The net deferred tax assets (liabilities) consist of the following:

Deferred Tax Assets:

(In US$ millions)	December 31, 2015	December 31, 2014
Pensions and stock options	9	19
Provisions	16	20
Net operating losses carried forward	265	291
Other	2	3
Gross deferred tax asset	292	333
Valuation allowance related to net operating losses carried forward	(211)	(280)
Net deferred tax asset	81	53

Deferred Tax Liability:

(In US$ millions)	December 31, 2015	December 31, 2014
Property, plant and equipment	98	60
Unremitted Earnings of Subsidiaries	38	—
Foreign exchange	—	7
Gross deferred tax liability	136	67
Net deferred tax	(55)	(14)

Net deferred taxes are classified as follows:

(In US$ millions)	December 31, 2015	December 31, 2014
Deferred tax asset	81	53
Deferred tax liability	(136)	(67)
Net deferred tax	(55)	(14)

As of December 31, 2015, deferred tax assets related to net operating loss (“NOL”) carryforwards was $265 million, which can be used to offset future taxable income. NOL carryforwards which were generated in various jurisdictions, include $265 million that will not expire. A valuation allowance of $211 million as at December 31, 2015 (2014: $280 million; 2013: $115 million) on the NOL carryforwards results where we do not expect to generate future taxable income. The change in the valuation allowance in 2015 was due to a decrease of $69 million and zero utilization during the year compared to an increase of $165 million and zero utilization in 2014 and an increase of $41 million and zero utilization in 2013.

As of December 31, 2014, of the total deferred tax asset of $53 million, a total of $14 million related to the SeaMex business that was classified as held for sale at the balance sheet date. Please see Note 37 – Assets held for sale for more information.

The Company has reviewed its assertion of indefinite reinvestment of unremitted earnings of subsidiaries and determined that, due to the cash needs of the Company caused by the recent industry trend in the market, the Company no longer considers such earnings to be indefinitely reinvested. The Company has recognized a deferred tax liability of $38 million in 2015.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, to simplify the presentation of deferred income taxes in a classified statement of financial position. The update requires that deferred tax liabilities and assets be classified as non-current in a classified statement of financial position as opposed to the current requirement to separate these into current and non-current amounts. As permitted by ASU 2015-17, the Company early-adopted this standard as at December 31, 2015 and applied it retrospectively to all periods presented. As a result the Company has presented all deferred tax liabilities and assets, as well as any related valuation allowance, as non-current for all periods presented in this annual report. The adoption of this guidance did not have a material impact on Company’s consolidated financial statements and related disclosures.

Uncertain tax positions

As of December 31, 2015, we had uncertain tax positions of $9 million. The changes to our uncertain tax positions, including interest and penalties that we recognize as a component of income tax expense, were as follows:

	Year ended December 31
(In US$ millions)	2015	2014	2013
Balance beginning of period	9	147	154
Increases as a result of positions taken in prior periods	—	9	29
Increases as a result of positions taken during the current period	—	—	12
Decreases as a result of positions taken in prior periods	—	(147)	(14)
Decreases as a result of positions taken in the current period	—	—	(34)
Balance end of period	9	9	147

As of December 31, 2015, if recognized, $9 million of our unrecognized tax benefits, including interest and penalties, would have a favorable impact on our effective tax rate.

Certain of our Norwegian subsidiaries were party to an ongoing dispute to a tax reassessment issued in October 2011 by the Norwegian tax authorities in regards to the transfer of certain legal entities to a different tax jurisdiction and the principles for conversion of functional currency. In April 2014 these subsidiaries entered into a settlement agreement with the Norwegian tax authorities resulting in discontinued legal proceedings in the Oslo District Court. The terms of the settlement agreement included the Company making a cash payment to the tax authorities for settlement of revised reassessments agreed between the parties. Following settlement of the uncertainties arising from these matters, we recognized a $94 million positive impact on our 2014 effective tax rate.

The parent company, Seadrill Limited, is headquartered in Bermuda where it has been granted a tax exemption until 2035.  Other jurisdictions in which the Company and its subsidiaries operate are taxable based on rig operations. A loss in one jurisdiction may not be offset against taxable income in another jurisdiction.  Thus, the Company may pay tax within some jurisdictions even though it may have an overall loss at the consolidated level.  The following table summarizes the earliest tax years that remain subject to examination by the major taxable jurisdictions in which the Company operates:

Jurisdiction	Earliest Open Year
United States	2013
Angola	2010
Australia	2011
Nigeria	2009
Norway	2013
Thailand	2005